--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER
--------------------------------------------------------------------------------
DEAR SHAREHOLDER:                                               January 22, 1996

We welcome this opportunity to provide you with information about Hyperion 1999 Term Trust, Inc. (the 'Trust') for its fiscal year ended November 30, 1995. The Trust's shares are traded on the New York Stock Exchange under the symbol 'HTT'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service Inc.).

MARKET ENVIRONMENT

Over the past six months, the recovery in the fixed income markets has continued. Interest rates, which have broadly declined since late 1994, continued their downward path since May declining by roughly 50 basis points over the period. The Federal Reserve Board (the 'Fed') has cut the Federal Funds rate by 50 basis points since May, reducing the rate in 25 basis point increments in July and December 1995.

The economy continues to grow at a moderate pace. Preliminary estimates for fourth quarter economic activity were dampened by evidence of weak holiday sales for retailers. The third quarter Gross Domestic Product ('GDP') growth rebounded to 3.2% after posting a 1.3% growth rate in the second quarter of 1995. During the fiscal year ended November 30, 1995, many economic aggregates, including the employment rate and consumer confidence, were significantly stronger than they were during the bond market rally of 1993.

Bond market rallies are never easy for mortgages. Since November 1994, there has been more than a 200 basis point decline in interest rates, which once again put mortgages to the test. The decline in interest rates resulted in a rise of prepayment fears and actual prepayments. However, after seasonal summer peaks, the actual dollar volume of prepayments declined in the last months of 1995 despite continued Fed interest rate cuts. The overall duration of the Lehman mortgage index shortened from approximately 4.2 years to 2.9 years in 1995, and the 30 year fixed rate mortgages declined by approximately 200 basis points (i.e. from approximately 9.5% to approximately 7.5%). During this period, the Lehman Mortgage Index returned 16.80%, 13 basis points below the returns on the Merrill 5-Year Treasury Index.

PORTFOLIO STRATEGY AND PERFORMANCE

The Trust was positioned to maintain or increase its net asset value ('NAV') in the event of rising interest rates. Declining interest rates caused the NAV to decline from $7.72 on November 30, 1994 to $7.61 on November 30, 1995. By November, however, the Trust was positioned with assets that benefited significantly during a period of lower interest rates. This coupled with the

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER  (CONTINUED)
--------------------------------------------------------------------------------
Trust's leverage, had a positive impact on the Trust's NAV as it increased to $7.72 as of January 4, 1996.

During 1995, MBS have not kept pace with Treasury market total returns because lower interest rates have increased the risk of mortgage refinancings. Over the period, mortgage rates have declined almost as much as Treasury yields, which significantly increases the proportion of outstanding mortgages that can be favorably refinanced. Refinancing risk is largely limited to mortgages with coupons above prevailing market rates. Currently, the Trust's portfolio consists of MBS with low coupons and asset-backed securities ('ABS') that are not nearly as susceptible to interest rate movements. We continue to seek investments with a high degree of stability, in order to insulate the Trust from prepayments.

INVESTMENT OUTLOOK

We are cautiously optimistic about the bond market. Inflation continues to be subdued, and although nominal interest rates appear low relative to historic standards, real interest rates (the difference between interest rates and inflation) are above long term averages. As a result, unless there is significant improvement in the economy, we expect that there will be further short-term interest rate decreases by the Fed during 1996.

The overall mortgage market faces challenges as declining interest rates enable more mortgages to become refinancable. The Trust continues to be positioned to avoid many of the risks associated with a mortgage refinancing boom by: 1) investing in lower coupon MBS pass-throughs, well structured collateralized mortgage obligations ('CMO'), planned amortization class ('PAC') bonds and high quality ABS, and 2) significantly reducing interest-only security allocations. The maintenance of relative principal stability and predictability is an ongoing task, as mortgage securities require active management in an effort to achieve this goal.

The chart on the following page shows the allocation of the Trust's holdings by asset category on November 30, 1995.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER  (CONCLUDED)
--------------------------------------------------------------------------------
                         HYPERION 1999 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1995*

                                    [CHART]

      U.S. Government Agency Pass-Through Certificates             48.4%
      U.S. Government Agency Stripped Mortgage-Backed Securities   14.9
      Municipal Zero Coupon Securities                             12.8
      U.S. Government Agency Collateralized Mortgage Obligations    8.7
      Collateralized Mortgage Obligations                           6.4
      U.S. Treasury Obligations                                     4.0
      Asset-Backed Securities                                       2.3
      U.S. Government Agency Asset-Backed Security                  1.5
      Outstanding Options Purchased                                 0.9
      Repurchase Agreement                                          0.1

* As a percentage of total investments.

CONCLUSION

We will continue to do our best to manage the Trust so that it attempts to achieve its objectives. We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,

/s/ Kenneth C. Weiss

KENNETH C. WEISS
Chairman, Hyperion 1999 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.

/s/ Louis C. Lucido

LOUIS C. LUCIDO
President, Hyperion 1999 Term Trust, Inc.
Managing Director and Chief Operating Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS

November 30, 1995
                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 1)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--113.7%
U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITY
 (REMIC)--2.2%
Federal National Mortgage Association
  Series 1995-W1, Class A6
  (Cost - $10,137,500)                                  8.10%        04/25/25        $  10,000       $ 10,406,300
                                                                                                     ------------
U.S. GOVERNMENT AGENCY PASS-THROUGH
 CERTIFICATES--71.0%
Federal Home Loan Mortgage Corporation
                                                        6.50    06/01/08-05/01/09       72,574#        72,574,067
                                                                                                     ------------
Federal National Mortgage Association
                                                        6.00    11/01/00-08/01/02       61,192#        60,867,295
                                                        6.50    07/01/10-10/01/10       48,774         48,743,510
  TBA                                                   7.00         08/01/01           28,103         28,585,531
  TBA                                                   8.00         01/01/25           67,470#        69,662,799
                                                        8.50         01/01/05           14,933#        15,558,394
  TBA                                                   9.00         01/01/99            8,750          9,201,150
                                                                                                     ------------
                                                                                                      232,618,679
                                                                                                     ------------
Government National Mortgage Association
  TBA                                                   7.00         01/15/99           35,612         35,779,020
                                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH
 CERTIFICATES (Cost - $331,971,475)                                                                   340,971,766
                                                                                                     ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS (REMICS)--12.8%
Federal Home Loan Mortgage Corporation
  Series 1517, Class E                                  6.00         04/15/18            2,000          1,984,000
  Series 1456, Class G                                  6.50         12/15/18           10,000         10,017,300
  Series 55, Class D                                    9.00         11/15/14            2,304          2,360,496
                                                                                                     ------------
                                                                                                       14,361,796
                                                                                                     ------------
Federal National Mortgage Association
  Series 1994-50, Class PD                              5.85         09/25/17           48,000#        47,170,080
                                                                                                     ------------

TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS (REMICS)
  (Cost - $58,284,718)                                                                                 61,531,876
                                                                                                     ------------
U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED
 SECURITIES--21.8%
INTEREST-ONLY SECURITIES--6.4%
Federal Home Loan Mortgage Corporation
  Series 112, Class B                                   8.00         07/15/22           14,399          3,559,341
                                                                                                     ------------
Federal National Mortgage Association
  Series 1994-M2, Class B, REMIC                        1.25         02/25/01          118,323          5,860,520
  Series X-109A, Class QC                               6.00         07/25/07            9,600          2,515,488
  Series 1994-23, Class PN                              6.00         07/25/17            5,278          1,100,215
  Series 1992-168, Class IO, REMIC                      7.50         10/25/22           14,040          3,817,140
  Series 153, Class 2                                   7.50         07/25/22           18,200          4,948,070
  Series 162, Class 2                                   8.00         07/25/22           17,784          4,395,924
  Series 64, Class 2                                    8.50         05/01/18           19,329          4,343,097
                                                                                                     ------------
                                                                                                       26,980,454
                                                                                                     ------------
                                                                                                       30,539,795
                                                                                                     ------------

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995
                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 1)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)
PRINCIPAL-ONLY SECURITIES--15.4%
Federal National Mortgage Association
  Series 267, Class 1                                   0.00%        10/01/24        $  90,802       $ 74,003,240
                                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY STRIPPED
  MORTGAGE-BACKED SECURITIES
  (Cost - $104,608,795)                                                                               104,543,035
                                                                                                     ------------
U.S. TREASURY OBLIGATIONS--5.9%
  U.S. Treasury Bills                                   0.00         02/01/96            7,898#         7,827,708
  U.S. Treasury Notes                                   6.25         05/31/00           20,000#        20,553,200
                                                                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost - $28,122,533)                                                                                 28,380,908
                                                                                                     ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $533,125,021)                                                                               545,833,885
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITY--3.3%
Neiman Marcus Group Credit Card Master Trust
  Series 1995-1, Class A
  (Cost - $14,997,656)                                  7.60         06/15/03           15,000         15,960,900
                                                                                                     ------------

-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--9.3%
DLJ Mortgage Acceptance Corporation
  Series 1993-M10, Class A2                             7.20         07/15/03            9,441          9,702,314
First Boston Mortgage Securities Corporation
  Series 1993-M1, Class 1A                              6.75         09/25/06           24,633         24,929,627
Prudential Home Mortgage
  Securities Co., Inc.
  Series 1993-C61, Class A5                             6.50         12/26/07            1,941          1,923,953
Merrill Lynch Mortgage Investors, Inc.
  Series 1995-C1, Class A                               7.07         05/25/15            7,959          8,170,287
                                                                                                     ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $44,608,706)                                                                                 44,726,181
                                                                                                     ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995
                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 1)
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--18.7%
ARIZONA
  Maricopa County Arizona, School District #4
    FGIC                                               (a)           07/01/99        $  15,530       $ 13,262,465
  Maricopa County Arizona, School District #28
    FGIC                                               (a)           07/01/00            2,500          2,033,900
  Maricopa County Arizona, School District #213
    FGIC                                               (a)           07/01/00            3,860          3,140,342
  Pima County Arizona, School District #10
    FGIC                                               (a)           07/01/00            2,000@         1,627,120
                                                                                                     ------------
                                                                                                       20,063,827
                                                                                                     ------------

KANSAS
  Kansas City Kansas, Utility System
    Revenue Bonds, AMBAC                               (a)           03/01/00            2,200          1,813,108
    Revenue Bonds, AMBAC                               (a)           09/01/00            2,390@         1,925,408
    Revenue Bonds, AMBAC                               (a)           03/01/01            4,095          3,233,125
                                                                                                     ------------
                                                                                                        6,971,641
                                                                                                     ------------
KENTUCKY
  Owensboro Kentucky, Electric Light & Power
    Series B, Revenue Bonds, AMBAC                     (a)           01/01/00            5,200          4,326,764
                                                                                                     ------------
MASSACHUSETTS
  Massachusetts State, AMBAC                           (a)           06/01/99            4,400          3,803,844
                                                                                                     ------------
NEW JERSEY
  New Jersey, Wastewater Treatment Trust
    Series A, Revenue Bonds                            (a)           09/01/99            9,585          8,155,589
    Series A, Revenue Bonds                            (a)           09/01/00           10,850          8,781,664
                                                                                                     ------------
                                                                                                       16,937,253
                                                                                                     ------------
TEXAS
  Austin Texas, Series B, MBIA                         (a)           09/01/00            3,560@         2,874,664
  Austin Texas, Utility System
    Revenue Bonds, FGIC                                (a)           05/15/01            5,000          3,880,100
  Harris County Texas, MBIA                            (a)           10/01/00            5,000@         4,022,350
  Harris County Texas, Flood Control, MBIA             (a)           10/01/99            8,500          7,192,955
  Klein Texas, Independent School District
    PSFG                                               (a)           02/01/00            3,000@         2,486,880
  Richardson Texas, Independent School District
    AMBAC                                              (a)           08/15/00            6,215          5,037,382
                                                                                                     ------------
                                                                                                       25,494,331
                                                                                                     ------------
UTAH
  Intermountain Power Agency Utah, Power Supply,
    Revenue Bonds                                      (a)           07/01/00           14,935@        12,206,744
                                                                                                     ------------
TOTAL MUNICIPAL ZERO COUPON SECURITIES
  (Cost - $88,030,456)                                                                                 89,804,404
                                                                                                     ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)

November 30, 1995
                                                        Principal         Market
                                                         Amount           Value
                                                         (000s)          (Note 1)
-------------------------------------------------------------------------------------
OUTSTANDING OPTIONS PURCHASED--1.4%
CALL OPTIONS
  December 95 U.S. Treasury Note, 6.50%, 08/15/05,
    Call at 104.1875 expiring December 1995              $  21,156       $    171,998
  December 95 U.S. Treasury Bond, 7.625%, 02/15/25,
    Call at 112.21875 expiring December 1995               100,000          6,438,000
                                                                         ------------
TOTAL OUTSTANDING OPTIONS PURCHASED
  (Premiums Paid - $ 2,997,768)                                             6,609,998
                                                                         ------------
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.2%
Dated 11/30/95, with State Street Bank and Trust
  Company, 5.55%, due 12/1/95; proceeds: $960,148;
  collateralized by $960,000 U.S Treasury Note,
  6.00% due 8/31/97, value: $983,107
  (Cost - $960,000)                                            960            960,000
                                                                         ------------
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS--146.6%
  (Cost - $684,719,607)                                                  $703,895,368

CALL OPTION WRITTEN* - (0.0%)                                                (162,548)

VARIATION MARGIN PAYABLE ON OPEN FUTURES
  CONTRACTS**--(0.1%)                                                        (665,055)

LIABILITIES IN EXCESS OF OTHER ASSETS--(46.5%)                           (222,987,874)
                                                                         ------------
NET ASSETS--100.0%                                                       $480,079,891
                                                                         ------------
                                                                         ------------

--------------------------------------------------------------------------------

REMIC  Real Estate Mortgage Investment Conduit

    # Portion of or entire principal amount pledged as collateral for reverse repurchase agreements

  TBA  To Be Announced

    @ Portion of or entire principal amount pledged as initial margin on financial futures transactions

 FGIC  Financial Guaranty Insurance Company

  (a)  Zero Coupon Bonds

AMBAC  American Municipal Bond Assurance Corporation

 MBIA  Municipal Bond Insurance Association Insured Bond Certificate

 PSFG  Permanent School Fund Guaranteed

    *  Outstanding call option written as of November 30, 1995 is listed below

   **  Open futures contracts as of November 30, 1995 are as follows:

OPEN FUTURES

                                                                          VALUE AT
  NOTIONAL                                 EXPIRATION     VALUE AT      NOVEMBER 30,      UNREALIZED
   AMOUNT                 TYPE                DATE       TRADE DATE         1995         DEPRECIATION
-------------   ------------------------   ----------    -----------    ------------    --------------
Short:
  $52,000,000   30 Yr U.S. Treasury Note   March 1996    $61,278,750    $61,896,250        $(617,500)
                                                         -----------    ------------    --------------
                                                         -----------    ------------    --------------

CALL OPTION WRITTEN

                                                     PRINCIPAL                   VALUE AT
                                                     AMOUNT OF     PREMIUMS    NOVEMBER 30,      UNREALIZED
                   DESCRIPTION                       CONTRACTS     RECEIVED        1995         APPRECIATION
-------------------------------------------------   -----------    --------    ------------    --------------
December 95, GNMA 7.00%, 1/15/99, Strike at 99.75   $35,260,000    $213,488      $162,548          $50,940
                                                                   --------    ------------    --------------
                                                                   --------    ------------    --------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost-$684,719,607) (Note 1)..............   $703,895,368
Cash............................................................            548
Interest receivable.............................................      3,847,142
Deferred organization expenses and other assets (Note 1)........         68,412
                                                                   ------------
  Total assets..................................................    707,811,470
                                                                   ------------
LIABILITIES:
Reverse repurchase agreements (Note 4)..........................    181,520,527
Payable for investments purchased...............................     44,756,117
Variation margin on open futures transactions (Note 1)..........        665,055
Interest payable (Note 4).......................................        229,923
Investment advisory fee payable (Note 2)........................        197,595
Written options outstanding, at value (premiums received,
  $213,488).....................................................        162,548
Administration fee payable (Note 2).............................         54,393
Accrued expenses and other liabilities..........................        145,421
                                                                   ------------
  Total liabilities.............................................    227,731,579
                                                                   ------------
NET ASSETS (equivalent to $7.61 per share based on 63,112,639
  shares outstanding)                                              $480,079,891
                                                                   ------------
                                                                   ------------
COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 5)..................................   $    631,126
Additional paid-in capital......................................    591,913,726
Undistributed net investment income.............................      9,203,208
Accumulated net realized losses.................................   (140,277,370)
Net unrealized appreciation.....................................     18,609,201
                                                                   ------------
Net assets applicable to capital stock outstanding..............   $480,079,891
                                                                   ------------
                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Year Ended November 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1):
  Interest......................................................   $49,421,326
                                                                   -----------
EXPENSES:
  Investment advisory fees (Note 2).............................     2,470,311
  Administration fees (Note 2)..................................       680,374
  Insurance.....................................................       500,296
  Legal.........................................................       385,114
  Reports to shareholders.......................................       152,001
  Custodian.....................................................       116,001
  Audit and tax services........................................        63,300
  Registration..................................................        56,003
  Directors' fees...............................................        54,500
  Transfer agency...............................................        51,000
  Amortization of organization expenses (Note 1)................        14,592
  Miscellaneous.................................................       209,501
                                                                   -----------
     Total operating expenses...................................     4,752,993
       Interest expense (Note 4)................................    12,342,528
                                                                   -----------
     Total expenses.............................................    17,095,521
                                                                   -----------
  Net investment income.........................................    32,325,805
                                                                   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  FUTURES AND OPTIONS (Notes 1 & 3):
Net realized gains (losses) on:
  Investment transactions.......................................    15,413,384
  Futures transactions..........................................   (42,165,295)
  Option transactions...........................................   (12,270,683)
                                                                   -----------
                                                                   (39,022,594)
                                                                   -----------

Net change in unrealized appreciation (depreciation) on:
  Investments...................................................    38,017,201
  Futures.......................................................    (5,555,269)
  Options.......................................................        50,940
                                                                   -----------
                                                                    32,512,872
                                                                   -----------
Net realized and unrealized losses on investments, futures and
  options.......................................................    (6,509,722)
                                                                   -----------
Net increase in net assets resulting from operations............   $25,816,083
                                                                   -----------
                                                                   -----------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the Year    For the Year
                                                      Ended           Ended
                                                   November 30,    November 30,
                                                       1995            1994
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income.........................   $ 32,325,805    $ 42,953,933
  Net realized losses on investments, futures
     and option transactions....................    (39,022,594)     (1,361,786)
  Net change in unrealized appreciation on
     investments, futures and options...........     32,512,872      37,803,159
                                                   ------------    ------------
  Net increase in net assets resulting from
     operations.................................     25,816,083      79,395,306
                                                   ------------    ------------
DIVIDENDS TO SHAREHOLDERS (Note 1):
  Net investment income.........................    (33,000,107)    (35,150,314)
                                                   ------------    ------------
CAPITAL STOCK TRANSACTIONS (Note 5):
  Cost of Trust shares repurchased and
     retired....................................             --      (1,004,815)
                                                   ------------    ------------
     Total increase (decrease) in net assets....     (7,184,024)     43,240,177

NET ASSETS:
Beginning of period.............................    487,263,915     444,023,738
                                                   ------------    ------------
End of period (including undistributed net
  investment income of $9,203,208 and
  $9,877,510, respectively).....................   $480,079,891    $487,263,915
                                                   ------------    ------------
                                                   ------------    ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Year Ended November 30, 1995
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows used for operating activities:
  Interest received.........................................   $    45,907,128
  Operating expenses paid...................................        (4,643,820)
  Interest expense paid.....................................       (12,201,785)
  Purchase of short-term portfolio investments, net.........       (11,987,683)
  Purchase of long-term portfolio investments...............    (3,380,653,736)
  Proceeds from dispositions of long-term portfolio
     investments and principal paydowns.....................     3,405,170,548
  Net cash used for futures transactions....................       (47,208,853)
                                                               ---------------
  Net cash used for operating activities....................        (5,618,201)
                                                               ---------------
Cash flows provided from financing activities:
  Cash provided from reverse repurchase agreements, net.....        41,773,652
  Cash dividends paid.......................................       (36,155,739)
                                                               ---------------
  Net cash provided from financing activities...............         5,617,913
                                                               ---------------
Net decrease in cash........................................              (288)
Cash at beginning of period.................................               836
                                                               ---------------
Cash at end of period.......................................   $           548
                                                               ---------------
                                                               ---------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........   $    25,816,083
                                                               ---------------
  Increase in investments...................................       (24,855,661)
  Increase in written options outstanding...................           162,548
  Decrease in interest receivable...........................           274,915
  Decrease in receivable for investments sold...............        11,403,653
  Increase in variation margin..............................           511,711
  Decrease in other assets..................................            84,487
  Decrease in payable for investments purchased.............       (19,181,366)
  Increase in accrued expenses and other liabilities........           165,429
                                                               ---------------
     Total adjustments......................................       (31,434,284)
                                                               ---------------
Net cash used for operating activities......................   $    (5,618,201)
                                                               ---------------
                                                               ---------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

                                                         For the Year    For the Year    For the Year     For the Period
                                                            Ended           Ended           Ended         June 28, 1992*
                                                         November 30,    November 30,    November 30,           to
                                                             1995            1994            1993        November 30, 1992
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $   7.72        $   7.02        $   8.77          $    9.38**
                                                         ------------    ------------    ------------    -----------------
Net investment income.................................         0.51            0.68            0.72               0.32
Net realized and unrealized gains (losses) on
  investments, futures and options....................       (0.10)            0.58          (1.73)             (0.66)
                                                         ------------    ------------    ------------    -----------------
Net increase (decrease) in net asset value resulting
  from operations.....................................         0.41            1.26          (1.01)             (0.34)
                                                         ------------    ------------    ------------    -----------------
Dividends from net investment income..................       (0.52)          (0.56)          (0.74)             (0.27)
                                                         ------------    ------------    ------------    -----------------
Net asset value, end of period........................     $   7.61        $   7.72        $   7.02          $    8.77
                                                         ------------    ------------    ------------    -----------------
                                                         ------------    ------------    ------------    -----------------
Market price, end of period...........................     $   6.50        $  6.875        $   6.75          $   10.00
                                                         ------------    ------------    ------------    -----------------
                                                         ------------    ------------    ------------    -----------------
TOTAL INVESTMENT RETURN+..............................         1.91%          10.29%        (26.53)%              9.22%(1)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
  Net assets, end of period (000s)....................     $480,080        $487,264        $444,024          $ 554,894
  Total operating expenses............................         0.96%           0.83%           0.76%              0.80%(2)
  Interest expense....................................         2.50%           1.69%           1.61%              1.28%(2)
  Net investment income...............................         6.55%           9.07%           8.98%              8.08%(2)
  Portfolio turnover rate.............................          473%            745%          1,175%               111%

------------------
   * Commencement of investment operations.

  ** Net of offering costs of $0.02.

   + Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.

(1) Not annualized.

(2) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1995
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES:

Hyperion 1999 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on November 22, 1991, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until June 16, 1992, when it sold 10,639 shares of common stock for $100,007 to Hyperion Capital Management, Inc. (the 'Adviser'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1999 and thereafter to terminate. The distribution and termination may require shareholder approval. The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. No assurance can be given that the Trust's investment objectives will be achieved.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995
--------------------------------------------------------------------------------
benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on long term securities are amortized using the effective yield to maturity method.

The Trust invests in financial futures contracts to hedge existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of future contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Taxes: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Deferred Organization Expenses: A total of $68,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Adviser is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. For the year ended November 30, 1995, the Adviser earned $2,470,311 in Investment Advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services the Trust pays a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the year ended November 30, 1995, the Administrator earned $680,374 in Administration fees.

The Administrator has entered into a Sub-Administrator Agreement with Prudential Mutual Fund Management, Inc. ('PMF') (the 'Sub-Administrator'), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, to whom the Administrator will delegate certain of its administrative responsibilities. For these services, the Administrator will pay out of its own assets the fee to be paid to the Sub-Administrator computed at the rate of 0.12% per annum of the first $100 million of the Trust's average weekly net assets, 0.10% of the next $150 million and 0.08% of any amounts above $250 million. The Administrator paid $465,250 to PMF during the year ended November 30, 1995.

On September 22, 1995, the Administrator notified PMF that it was terminating its Sub-Administration Agreement with them effective November 30, 1995.

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995
--------------------------------------------------------------------------------
The Administrator would then assume all responsibilities previously performed by PMF.

Certain officers and/or directors of the Trust are officers and/or directors of the Adviser.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, other than short-term investments, for the period ended November 30, 1995 aggregated $3,338,393,670 and $3,339,676,248, respectively.

The federal income tax basis of the Trust's investments at November 30, 1995 was $684,719,607 and, accordingly, net unrealized appreciation for federal income tax purposes was $19,175,761 (gross unrealized appreciation--$35,091,931; gross unrealized depreciation--$15,916,170). At May 31, 1995, the Trust had a capital loss carryforward of approximately $107,959,000, of which $25,335,000 expires in 2001, $80,484,000 expires in 2002, and $2,140,000 expires in 2003. However if the Trust terminates as expected in 1999, the carryforward must be utilized by 1999 in order for shareholders to realize a benefit.

4. BORROWINGS:

The Trust may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Trust sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement or a dollar roll agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements and dollar roll agreements. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At November 30, 1995, the Trust had the following reverse repurchase agreements outstanding:

                                                            MATURITY IN
                                                          ZERO TO 30 DAYS
                                                          ---------------
Maturity Amount........................................    $ 181,857,871
                                                          ---------------
Market Value of Assets Sold Under Agreements...........    $ 185,450,008
                                                          ---------------
Weighted Average Interest Rate.........................            5.88%
                                                          ---------------

The average daily balance of reverse repurchase agreements outstanding during the period ended November 30, 1995 was approximately $208,607,758 at a weighted average interest rate of 5.89%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $276,957,179, as of May 31, 1995, which was 33.1% of total assets.

5. CAPITAL STOCK:

There are 75 million shares of $.01 par value common stock authorized. Of the 63,112,639 shares outstanding at November 30, 1995, the Adviser owned 10,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock or approximately 9.5 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value. As of November 30, 1995, approximately 148,000 shares have been repurchased pursuant to this program at a cost of $1,004,815 and at an average discount of 9.78% from its net asset value. All repurchases occurred during the year ended November 30, 1994.

6. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these actions under the consolidated caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
November 30, 1995
--------------------------------------------------------------------------------
the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Adviser was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the Prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead (granted 93-CIV 7179; July 18, 1995). The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals on August 17, 1995. The appeal has been fully briefed and oral argument of the appeal will likely occur in early 1996. Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Adviser have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Adviser that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Advisory Agreement between the Trust and the Adviser, the Adviser is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Adviser. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Adviser have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the year ended November 30, 1995 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. The Trust has included these amounts in legal fees. The ultimate outcome of this litigation is not presently determinable.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its in-vesting activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Open futures contracts at November 30, 1995 are included in the portfolio of investments and written options activity for the year ended November 30, 1995 is as follows:

WRITTEN CALL OPTION TRANSACTIONS
------------------------------------------
                         PRINCIPAL AMOUNTS
                           OF CONTRACTS
                          (000S OMITTED)     PREMIUMS
                         -----------------  ----------
Outstanding, beginning
  of period ............    $        --     $       --
  Options written.......      1,732,964      2,190,929
  Options closed........     (1,584,579)      (994,043)
  Options exercised.....        (75,000)      (843,750)
  Options expired.......        (38,125)      (139,648)
                         -----------------  ----------
Outstanding, end of
  period................    $    35,260     $  213,488
                         -----------------  ----------
                         -----------------  ----------

At November 30, 1995, the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

8. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:

 DIVIDEND      RECORD      PAYABLE
PER SHARE       DATE         DATE
----------    --------     --------
 $0.03958     12/18/95     12/28/95
 $0.03958     01/22/96     01/31/96

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
HYPERION 1999 TERM TRUST, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Hyperion 1999 Term Trust, Inc. as of November 30, 1995, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended November 30, 1995 and 1994 and the financial highlights for each of the years in the four-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Hyperion 1999 Term Trust, Inc. at November 30, 1995, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As discussed in Note 6 to the financial statements, the Trust is named as one of several defendants in litigation alleging inadequate and misleading disclosure in the registration statement and prospectus for the Trust.

DELOITTE & TOUCHE LLP

New York, New York
January 22, 1996

--------------------------------------------------------------------------------
                                TAX INFORMATION
--------------------------------------------------------------------------------
We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (November 30, 1995) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 4.90% of the Trust's distributions were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1995. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1999 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                                                NET REALIZED AND
                                                                UNREALIZED GAINS
                                                                  (LOSSES) ON
                                                              INVESTMENTS, FUTURES  NET INCREASE (DECREASE)
                                                                   AND OPTION         IN NET ASSETS RESULTING
                                     NET INVESTMENT INCOME        TRANSACTIONS            FROM OPERATIONS
                                     ----------------------  -----------------------  -----------------------
QUARTERLY PERIOD       TOTAL INCOME    AMOUNT     PER SHARE     AMOUNT     PER SHARE     AMOUNT     PER SHARE
-------------------------------------------------------------------------------------------------------------
June 26, 1992*
 to August 31, 1992    $  8,539,531  $ 7,129,135    $0.11    $(19,306,330)  $ (0.30)  $(12,177,195)  $ (0.19)
September 1, 1992
 to November 30, 1992    16,580,937   12,842,733     0.21     (22,483,352)    (0.36)    (9,640,619)    (0.15)
December 1, 1992
 to February 28, 1993    14,278,323   10,642,860     0.17     (31,400,517)    (0.50)   (20,757,657)    (0.33)
March 1, 1993
 to May 31, 1993         13,647,042   10,562,767     0.17      (5,780,313)    (0.09)     4,782,454      0.08
June 1, 1993
 to August 31, 1993      11,325,312    8,412,983     0.13     (27,675,828)    (0.44)   (19,262,845)    (0.31)
September 1, 1993
 to November 30, 1993    18,307,264   15,895,853     0.25     (44,953,480)    (0.70)   (29,057,627)    (0.45)
December 1, 1993
 to February 28, 1994    14,880,602   12,231,574     0.19      12,367,705      0.20     24,599,279      0.39
March 1, 1994
 to May 31, 1994         15,469,465   12,626,698     0.20      17,800,528      0.28     30,427,226      0.48
June 1, 1994
 to August 31, 1994       7,142,378    9,904,737     0.16     (36,250,648)    (0.57)   (26,345,911)    (0.41)
September 1, 1994
 to November 30, 1994    17,379,627    8,190,924     0.13      42,523,788      0.67     50,714,712      0.80
December 1, 1994
 to February 28, 1995    12,898,232    9,029,349     0.14       6,995,260      0.11     16,024,609      0.25
March 1, 1995
 to May 31, 1995         12,240,737    7,744,298     0.12      14,747,914      0.24     22,492,212      0.36
June 1, 1995
 to August 31, 1995      12,848,385    8,727,012     0.14     (12,253,807)    (0.19)    (3,526,795)    (0.05)
September 1, 1995
 to November 30, 1995    11,433,972    6,825,146     0.11     (15,999,089)    (0.26)    (9,173,943)    (0.15)

                            DIVIDENDS AND
                            DISTRIBUTION       SHARE PRICE
                        ---------------------  ------------
QUARTERLY PERIOD          AMOUNT    PER SHARE  HIGH     LOW
----------------------------------------------------------------
June 26, 1992*
 to August 31, 1992     $ 4,219,485   $0.07    $10 3/8  $10
September 1, 1992
 to November 30, 1992    12,658,452    0.20     10 3/4    8 7/8
December 1, 1992
 to February 28, 1993    12,658,452    0.20     10        9
March 1, 1993
 to May 31, 1993         12,658,452    0.20      9 3/4    8 3/4
June 1, 1993
 to August 31, 1993      11,861,350    0.19      8 7/8    7 1/2
September 1, 1993
 to November 30, 1993     9,356,249    0.15      8 1/4    6 3/8
December 1, 1993
 to February 28, 1994     8,299,440    0.13      7        6 1/4
March 1, 1994
 to May 31, 1994          8,296,179    0.13      7 3/8    6 3/4
June 1, 1994
 to August 31, 1994       9,082,485    0.15      7 1/4    6 1/2
September 1, 1994
 to November 30, 1994     9,472,210    0.15      7        6 3/8
December 1, 1994
 to February 28, 1995     8,940,494    0.14      7        6 1/2
March 1, 1995
 to May 31, 1995          8,677,288    0.14      7 3/8    6 5/8
June 1, 1995
 to August 31, 1995       7,888,401    0.12      7 1/2    6 3/4
September 1, 1995
 to November 30, 1995     7,493,924    0.12      7 1/8    6 1/2

* Commencement of Investment Operations
--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022
FOR GENERAL INFORMATION ABOUT THE FUND:
(800) HYPERION

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT
BOSTON FINANCIAL DATA SERVICES, INC.
2 Heritage Drive
North Quincy, Massachusetts 02171
FOR SHAREHOLDER SERVICES:
(800) 426-5523

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two World Financial Center
New York, New York 10281

LEGAL COUNSEL
GIBSON, DUNN & CRUTCHER
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

                                   HYPERION
                                     1999
                                  TERM TRUST

                                 ANNUAL REPORT

                               NOVEMBER 30, 1995

                                    [LOGO]

------------------------------------------------------
OFFICERS & DIRECTORS
------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary
Louis C. Lucido
President

Clifford E. Lai
Senior Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members



------------------------------------------------------
                      HYPERION
              Capital Management, Inc.
------------------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                         HYPERION 1999 TERM TRUST, INC.
                               520 Madison Avenue
                               New York, NY 10022